UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 14, 2009

WORLD TROPHY OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-128532	20-2190950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jingyi Road, Changxing Economic Development Zone, Changxing, Zhejiang Province, The People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code: 0572-6267666

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

            (a) Resignation of Independent Accountants

            Effective as of January 14, 2009 (the “Effective Date”), the Board of Directors of World Trophy Outfitters, Inc. (the “Registrant”) dismissed Pritchett, Siler & Hardy, P.C. (“PS&H”) as the independent registered public accounting firm of the Registrant.

            PS&H’s report on the Registrant’s financial statements for the past two (2) fiscal years, as well as the subsequent interim period through the Effective Date, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles; however, the report included an explanatory paragraph wherein PS&H expressed substantial doubt about the Registrant’s ability to continue as a going concern.

            The dismissal of PS&H was approved by the Registrant’s Board of Directors effective as of the Effective Date.

            During the Registrant’s most recent two (2) fiscal years, as well as the subsequent interim period through the Effective Date, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

            During the Registrant’s most recent two (2) fiscal years, as well as the subsequent interim period through the Effective Date, PS&H did not advise the Registrant of any of the matters identified in Item 304(a)(v)(A) - (D) of Regulation S-K.

            The Registrant has requested PS&H to furnish a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of the letter is attached hereto as Exhibit 16.1.

            (b)           New Independent Accountants

Effective as of January 14, 2009, the Board of Directors of the Registrant approved the engagement of Mazars CPA Limited (“Mazars”) as its independent registered public accounting firm to audit the Registrant’s financial statements.  The Registrant did not consult Mazars on any matters described in Item 304(a)(2) of Regulation S-K during the Registrant’s two (2) most recent fiscal years or any subsequent interim period prior to engaging Mazars.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2009
WORLD TROPHY OUTFITTERS, INC.

	By:	/s/ Xu Kecheng
	Name:	Xu Kecheng
	Title:	President and Chief Executive Officer